UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2008

PATIENT SAFETY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09727	13-3419202
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

43460 Ridge Park Drive, Suite 140
Temecula, California 92590
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (951) 587-6201

________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On October 10, 2008, William Horne, the Company’s principal accounting officer, tendered his resignation as Chief Financial Officer and Secretary of Patient Safety Technologies, Inc. (the “Company”), effective October 13, 2008. Mr. Horne also tendered his resignation as an officer and director of the Company’s subsidiary to which he served in such capacities, also effective October 13, 2008. Mr. Horne’s resignation arose from his desire to spend more time with his family and to pursue other career opportunities in the Washington area.

(b) To fill the vacancy created by Mr. Horne’s departure from the Company, Mary Lay was appointed Interim Chief Financial Officer, effective October 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATIENT SAFETY TECHNOLOGIES, INC.

Date: October 14, 2008	By:	/s/ William Adams
	Name:	William Adams
	Title:	Chief Executive Officer